1 Top-tier outcomes in the most complex patient population studied in DCB IDE trials Stellarex November 2, 2016 Exhibit 99.3

2 Safe Harbor This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. You can identify these statements because they do not relate strictly to historical or current facts. Such statements may include words such as “anticipate,” “will,” “estimate,” “expect,” “look forward,” “strive,” “project,” “intend,” “should,” “plan,” “believe,” “hope,” “enable,” “potential,” and other words and terms of similar meaning in connection with any discussion of, among other things, future operating or financial performance, strategic initiatives and business strategies, clinical trials and regulatory approvals, regulatory or competitive environments, outcome of litigation, our intellectual property and product development. These forward-looking statements include, but are not limited to, statements regarding our competitive position, product development and commercialization schedule, expectation of continued growth and the reasons for that growth, growth rates, strength, integration and product launches, and 2016 outlook and projected results including projected revenue and expenses, net loss and gross margin. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements and to note they speak only as of the date of this presentation. These risks and uncertainties may include financial results differing from guidance, increasing competition and consolidation in our industry, the impact of rapid technological change, slower revenue growth and losses, inability to successfully integrate AngioScore and Stellarex into our business and the inaccuracy of our assumptions regarding AngioScore and Stellarex, market acceptance of our technology and products, our inability to manage growth, increased pressure on expense levels resulting from expanded sales, marketing, product development and clinical activities, uncertain success of our strategic direction, dependence on new product development and successful commercialization of new products, loss of key personnel, uncertain success of or delays in our clinical trials, costs of and adverse results in any ongoing or future legal proceedings, adverse impact to our business of healthcare reform and related legislation and regulations, including changes in reimbursements, adverse conditions in the general domestic and global economic markets and volatility and disruption of the credit markets, our inability to protect our intellectual property and intellectual property claims of third parties, availability of inventory and components from suppliers, adverse outcome of FDA inspections, including FDA warning letters and any remediation efforts, the receipt of FDA clearance and other regulatory approvals to market new products or applications and the timeliness of any clearance and approvals, product defects or recalls and product liability claims, cybersecurity breaches, ability to manufacture sufficient volumes to fulfill customer demand, our dependence on third party vendors, suppliers, consultants and physicians, unexpected delays or costs associated with any planned improvements to our manufacturing processes, risks associated with international operations, lack of cash necessary to satisfy our cash obligations under our outstanding 2.625% Convertible Senior Notes due 2034 and our term loan and revolving loan facilities, our debt adversely affecting our financial health and preventing us from fulfilling our debt service and other obligations, and share price volatility due to the initiation or cessation of coverage, or changes in ratings, by securities analysts. For a further list and description of such risks and uncertainties that could cause our actual results, performance or achievements to materially differ from any anticipated results, performance or achievements, please see our previously filed SEC reports, including those risks set forth in our 2015 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the three months ended September 30, 2016. We disclaim any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.

3 No Compromise ILLUMENATE Series “We no longer need to compromise on safety or efficacy to bring optimal treatment to our PAD patients.” - Dr. Prakash Krishnan, Mount Sinai Largest patient population studied in randomized, core-lab adjudicated DCB trials

4 No Compromise ILLUMENATE Series Leading the way in clinical science to provide Proven Treatment Algorithms

5 Patency

6 Randomized DCB Data – Comprehensive View 86.0% 87.5% 73.5% 26.5% 8.1% 17.6% 0.0% 15.0% 30.0% 0.0% 25.0% 50.0% 75.0% 100.0% ILLUMENATE RCT IN.PACT SFA LEVANT 2 Patency Rate Severe Ca++ “While three drug-coated balloons have been rigorously studied, only two warrant adoption due to clinical efficacy.” – Prof. Brodmann ILLUMENATE EU RCT & US Pivotal n=422 LEVANT 2 US and OUS N=316 In.PACT SFA 1 and 2 n=220 ILLUMENATE: The highest proportion of severe calcification Se ve re C al ci u m 8 6 . 0% 8 7 . 5% 7 3 . 5% 2 6 . 5% 8 . 1% 1 7 . 6% 0. 0% 1 5 .0% 3 0 .0% 0. 0% 2 5 .0% 5 0 .0% 7 5 .0% 1 0 0.0 % IL L U M E N A T E RC T I N .PA C T S F A L E VA N T 2 P at e n c y R at e Se v e re C a + + 86.0% 87.5% 73.5% 27% 8% 10% 0% 15% 30% 0% 25% 50% 75% 100% ILLUMENATE RCT IN.PACT SFA LEVANT 2

7 -5% 5% 15% 25% 35% 45% Severe ca++ Female Diabetic Renal insufficiency ILLUMENATE EU RCT & Pivotal IN.PACT SFA LEVANT 2 ILLUMENATE: The Most Complex Patient Group Studied in DCB IDE Trials -5% 5% 15% 25% 35% 45% Severe ca++ Female Diabetic Renal insufficiency ILLUMENATE EU RCT & Pivotal IN.PACT SFA LEVANT 2 -5% 5% 15% 25% 35% 45% Severe ca++ Female Diabetic Renal insufficiency ILLUMENATE EU RCT & Pivotal IN.PACT SFA LEVANT 2-5% 5% 15% 25% 35% 45% Severe ca+ Female Diabetic Renal insufficiency ILLUMEN TE EU RCT & Pivotal IN.PACT SFA LEVANT 2ILLUMENATE EU RCT & US Pivotal LEVANT 2 OUS & US In.PACT SFA 1 & 2 -5% 5% 15% 25% 35% 45% Severe ca++ Female Diabetic Renal insufficiency ILLUMENATE EU RCT & Pivotal IN.PACT SFA LEVANT 2

8  More complex patients enrolled in ILLUMENATE Pivotal vs. EU RCT  EU RCT patients similar to IN.PACT SFA and LEVANT 2  US Pivotal maintains top-tier patency in challenging patients ILLUMENATE Pivotal – Most Complex Patients 89.0% 82.3% 0% 25% 50% 75% 100% EU RCT N=222 US Pivotal N=200 37% 9% 13% 50% 18% 44% Diabetes Renal Insuficiency Severe ca++ US Pivotal EU RCT

9 (1) Renal insufficiency not reported, number represents renal failure Randomized Data - Comparable View N (subjects/lesion) 222/254 220/221 316/316 Severe Ca++ 12.7% 8.1% 10.4% Renal Insufficiency 9.0% 8.3% 3.5% Diabetes 37.4% 40.5% 43.4% Pri m ar y Pa ten cy ( K M ) (1) 89.0% 87.5% 73.5% 0% 25% 50% 75% 100% ILLUMENATE EU RCT Stellarex IN.PACT SFA IN.PACT Admiral LEVANT 2 Lutonix

10 Safety Evidence

11 ILLUMENATE Safety Evidence • ILLUMENATE EU RCT: statistical superiority for safety vs. POBA • ILLUMENATE Pivotal: statistical superiority for safety in challenging lesions vs. POBA Ex ac t C D -TL R r at es 5.2% 7.9% 4.6% 12.3% 0% 5% 10% 15% ILLUMENATE EU RCT Stellarex ILLUMENATE US Pivotal Stellarex IN.PACT SFA IN.PACT Admiral LEVANT 2 Lutonix 5.9% 7.9% 4.6% 12.3% 0% 5% 10% 15% ILL ILL US INPACT LE

12 ILLUMENATE RCTs No Compromise Top-tier patency • Most complex patients Top-tier safety evidence • Single-digit CD-TLR • Statistical superiority to PTA PMA submission on-track Low drug dose • 2 µg/mm2 of paclitaxel

13  Dr. Prakash Krishnan Dr. Prakash Krishnan of Icahn School of Medicine at Mount Sinai has a dual academic appointment as Associate Professor of Medicine - Cardiology and Radiology. He also serves as the Director of Endovascular Interventions at The Mount Sinai Hospital's Cardiac Catheterization Laboratory and is Co-Director of the annual Live Symposium of Complex Coronary & Vascular Cases. Principal Investigators  Dr. Sean Lyden Dr. Sean Lyden is the Chairman of the Robert and Suzanne Tomsich Department of Vascular Surgery at Cleveland Clinic’s Sydell and Arnold Miller Family Heart & Vascular Institute. He serves as chief medical officer of Excelerate Strategic Health Sourcing, a venture between Cleveland Clinic and Viizient to save health care organizations money.